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                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): February 22, 2007

                                             EDISON INTERNATIONAL
                            (Exact name of registrant as specified in its charter)

             CALIFORNIA                    001-9936                        95-4137452
    (State or other jurisdiction          (Commission                   (I.R.S. Employer
          of incorporation)              File Number)                  Identification No.)

                                           2244 Walnut Grove Avenue
                                                (P.O. Box 800)
                                          Rosemead, California 91770
                         (Address of principal executive offices, including zip code)

                                                 626-302-2222
                             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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        This current report and its exhibits include forward-looking statements. Edison International based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances.
These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International. Edison International has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent Quarterly Reports on Form 10-Q.

                               Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

        On February 23, 2007, Edison International entered into an Amended and Restated Credit Agreement (the
"Credit Agreement") with JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North America, Inc., as
Syndication Agent, and Credit Suisse, Lehman Commercial Paper Inc., and Wells Fargo Bank, N.A.,
as Documentation Agents, and the lenders thereto.

        The amendments to the Credit Agreement increased the amount that Edison International can borrow on a revolving basis from $1.0 billion to $1.5 billion, amended the fee structure and changed the termination date to February 23, 2012, which may be extended.  The Credit Agreement contains standard covenants and representations and warranties.  Edison International expects that the credit facility will be used for general corporate purposes.

        Many of the investment banking firms that are a party to the Credit Agreement or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for Edison International and certain of its subsidiaries and affiliates, for which service they have in the past received, and may in the future receive, customary compensation and reimbursement of expenses.

        The foregoing description is qualified in its entirety by reference to the full text of the Credit
Agreement, filed as Exhibit 10.1 hereto and incorporated by reference herein.

                                       Section 2 - Financial Information

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant

        See Item 1.01.

                                Section 5 - Corporate Governance and Management

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

        On February 22, 2007, The Edison International Compensation and Executive Personnel Committee (the
"Committee") approved the award of long-term incentives for 2007 to executive officers of Edison
International.  These long-term incentive awards will have three components.

Two of the components are, as in recent years, Edison International nonqualified stock options and Edison International performance shares.  Edison
International restricted stock units make up the third component of the awards.  The restricted stock units are generally scheduled to vest on January 2, 2010 and will, subject to required tax withholding, be paid in shares of Edison International common stock.  A copy of the
Edison International 2007 Long-Term Incentives Terms and Conditions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On February 22, 2007, the Committee also approved cash bonuses for 2006 for Edison International's executive officers.  The executive officers listed below are the individuals that were designated as
Edison International's named executive officers in its proxy statement for its 2006 annual meeting of shareholders.  The 2006 cash bonus for each of the named executive officers is as follows:

              Named Executive Officer               2006 Cash Bonus
        ------------------------------------- -----------------------------
        ------------------------------------- -----------------------------

        John E. Bryson, Chairman of the               $1,936,000
        Board, President and Chief
        Executive Officer of Edison
        International and Chairman of the
        Board of Southern California
        Edison Company

        ------------------------------------- -----------------------------
        ------------------------------------- -----------------------------

        Theodore F. Craver, Jr., Chairman             $635,000
        of the Board, President and Chief
        Executive Officer of Edison Mission
        Group

        ------------------------------------- -----------------------------
        ------------------------------------- -----------------------------

        Alan J. Fohrer, Chief Executive               $684,000
        Officer of Southern California
        Edison Company

        ------------------------------------- -----------------------------
        ------------------------------------- -----------------------------

        Thomas R. McDaniel, Executive Vice            $599,000
        President, Chief Financial Officer
        and Treasurer of Edison
        International

        ------------------------------------- -----------------------------
        ------------------------------------- -----------------------------

        John R. Fielder, President of                 $425,000
        Southern California Edison Company

        ------------------------------------- -----------------------------

                        Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

(c)     Exhibits

        See the Exhibit Index below.

                                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EDISON INTERNATIONAL
                                                        (Registrant)

                                               /s/ Linda G. Sullivan
                                               --------------------------------
                                               Linda G. Sullivan
                                               Vice President and Controller

Date:  February 27, 2007

                                                 EXHIBIT INDEX

Exhibit No.         Description

10.1                Amended and Restated Credit Agreement, dated as of February 23,
                    2007, among Edison International and JPMorgan Chase Bank, N.A., as
                    Administrative Agent, Citicorp North America, Inc., as Syndication
                    Agent, Credit Suisse, Lehman Commercial Paper Inc., and
                    Wells Fargo Bank, N.A., as Documentation Agents, and the lenders thereto.

99.1                Edison International 2007 Long-Term Incentives Terms and Conditions